Financial Risk Management	12 Months Ended
Jun. 30, 2026
Financial Instruments [Abstract]
Financial Risk Management	Financial risk management
The group's operating activities expose it to a variety of financial risks: market risk (including foreign exchange risk, commodity price risk, other price risk and interest rate risk), credit risk and liquidity risk. The group may use derivative financial instruments to hedge certain risk exposures.
The group's financial assets and liabilities are classified as set out below:

	SA Rand
Figures in million	Debt instruments at amortised cost	Equity instruments designated at fair value through OCI	Derivatives designated as cash flow hedges	Derivatives at fair value through profit or loss	Debt instruments at fair value through profit or loss	Financial liabilities at amortised cost
At 30 June 2026
Financial assets
Restricted cash and investments	5 298	449	—	—	1 963	—
Other non-current assets	25	193	—	—	29	—
Non-current derivative financial instruments	—	—	1 448	123	—	—
– Rand gold forwards	—	—	1	—	—	—
– Rand gold collars	—	—	1 305	—	—	—
– US$ gold collars	—	—	142	—	—	—
– US$ silver contracts	—	—	—	123	—	—
Current derivative financial instruments	—	—	737	83	—	—
– Rand gold forwards	—	—	3	—	—	—
– Rand gold collars	—	—	609	—	—	—
– US$ gold collars	—	—	125	—	—	—
– Foreign exchange contracts	—	—	—	83	—	—
Trade and other receivables	3 180	—	—	—	735	—
Cash and cash equivalents	8 624	—	—	—	—	—
Financial liabilities
Non-current derivative financial instruments	—	—	1 034	41	—	—
– Rand gold forwards	—	—	137	—	—	—
– US$ gold forwards	—	—	22	—	—	—
– Rand gold collars	—	—	587	—	—	—
– US$ gold collars	—	—	288	—	—	—
– US$ silver contracts	—	—	—	41	—	—
Current derivative financial instruments	—	—	3 023	433	—	—
– Rand gold forwards	—	—	805	—	—	—
– US$ gold forwards	—	—	265	—	—	—
– Rand gold collars	—	—	1 499	—	—	—
– US$ gold collars	—	—	454	—	—	—
– US$ silver contracts	—	—	—	433	—	—
Borrowings	—	—	—	—	—	9 476
Contingent consideration liabilities	—	—	—	—	2 120	—
Streaming contract liabilities	—	—	—	672	—	5 063
Other non-current liabilities	—	—	—	—	—	413
Trade and other payables	—	—	—	—	—	6 109
37Financial risk management continued

	SA Rand
Figures in million	Debt instruments at amortised cost	Equity instruments designated at fair value through OCI	Derivatives designated as cash flow hedges	Derivatives at fair value through profit or loss	Debt instruments at fair value through profit or loss	Financial liabilities at amortised cost
At 30 June 2025
Financial assets
Restricted cash and investments	4 849	384	—	—	1 828	—
Other non-current assets	1	107	—	—	45	—
Non-current derivative financial instruments	—	—	209	27	—	—
– Rand gold forwards	—	—	14	—	—	—
– US$ gold forwards	—	—	3	—	—	—
– Rand gold collars	—	—	164	—	—	—
– US$ gold collars	—	—	28	—	—	—
– US$ silver contracts	—	—	—	3	—	—
– Foreign exchange contracts	—	—	—	24	—	—
Current derivative financial instruments	—	—	68	264	—	—
– Rand gold forwards	—	—	16	—	—	—
– US$ gold forwards	—	—	2	—	—	—
– Rand gold collars	—	—	43	—	—	—
– US$ gold collars	—	—	7	—	—	—
– Foreign exchange contracts	—	—	—	264	—	—
Trade and other receivables	2 647	—	—	—	86	—
Cash and cash equivalents	13 101	—	—	—	—	—
Financial liabilities
Non-current derivative financial instruments	—	—	2 649	39	—	—
– Rand gold forwards	—	—	675	—	—	—
– US$ gold forwards	—	—	166	—	—	—
– Rand gold collars	—	—	1 492	—	—	—
– US$ gold collars	—	—	316	—	—	—
– US$ silver contracts	—	—	—	39	—	—
Current derivative financial instruments	—	—	4 950	109	—	—
– Rand gold forwards	—	—	3 604	—	—	—
– US$ gold forwards	—	—	550	—	—	—
– Rand gold collars	—	—	590	—	—	—
– US$ gold collars	—	—	206	—	—	—
– US$ silver contracts	—	—	—	109	—	—
Borrowings	—	—	—	—	—	1 953
Contingent consideration liability	—	—	—	—	1 457	—
Other non-current liabilities	—	—	—	—	—	272
Trade and other payables	—	—	—	—	—	4 372
Risk management is carried out by a central treasury department (Group treasury) under policies approved by the board of directors. Group treasury identifies, evaluates and hedges certain selected financial risks in close cooperation with the group's operating units. The audit and risk committee and the board provide written principles for overall risk management, as well as written policies covering specific areas, such as foreign exchange risk, commodity price risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative financial instruments, and the investment of excess liquidity.
Market riskForeign exchange risk
The group operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the US dollar (US$). Foreign exchange risk arises when future commercial transactions or recognised financial assets or liabilities are denominated in a currency that is not the entity’s functional currency. Harmony’s revenues are sensitive to the R/US$
exchange rate as majority of revenues are generated by commodity sales denominated in US$. A weakening of the Rand will increase the reported revenue total; conversely a strengthening will decrease it.
Harmony maintains a foreign currency derivative programme to manage foreign exchange risk. The limit currently set by the board is 25% of the group's foreign exchange risk exposure for a period of 24 months. The audit and risk committee reviews the details of the programme quarterly. Refer to note 17 and the fair value determination for financial assets and liabilities section below for further details on these contracts.
The Rand strengthened during the 2026 year from a closing rate of R17.75/US$1 on 30 June 2025 to R16.39/US$1 on
30 June 2026. The strengthening of the Rand had a positive impact on the contracts that matured during the period and resulted in the average locked-in rates being higher than the spot exchange rate at 30 June 2026, positively impacting those outstanding as at
30 June 2026.
The group is exposed to foreign exchange risk arising from borrowings and cash denominated in a currency other than the functional currency of that entity (refer to note 2.2 for details on the group's functional currencies). These exposures are mainly due to the US$. The strengthening of the Rand also had a positive impact on the translation of the US$ debt facilities at 30 June 2026.
Refer to note 30 for further detail.
Translation of the international net assets was impacted by the acquisition of MAC Copper and the strengthening of the Rand against the Australian dollar from R11.68/A$1 at 30 June 2025 to R11.35/A$1 on 30 June 2026. Additionally, the Kina weakened against the Australian dollar from a closing rate of PGK2.72/A$1 on 30 June 2025 to PGK3.09/A$1 on 30 June 2026. The
translation from Kina to Australian dollar and Australian dollar to Rand, combined with the average rate at which income statement items were translated at, resulted in a foreign exchange translation loss of R2.4 billion being recognised in other comprehensive income for the year.
The relevant exchange rates traded in the following ranges:

Year ended
	30 June 2026	30 June 2025
R/US$ foreign exchange rate range for the year	15.73 – 18.20	17.10 – 19.75
R/A$ foreign exchange rate range for the year	10.96 – 12.05	11.29 – 12.41
PGK/A$ foreign exchange rate range for the year	2.67 – 3.20	2.42 – 2.75
US$/A$ foreign exchange rate range for the year	0.64 – 0.73	0.60 – 0.69
The group has reviewed its foreign currency exposure on financial assets and financial liabilities and has identified the following sensitivities in the exchange rates that would affect profit and loss before tax:
•Rand/US$ exchange rate – 3% (2025: 4%) based on the standard deviation from a one-year forecast of various financial institution outlooks
•Rand/A$ exchange rate – 5% (2025: 3%) based on the standard deviation from a one-year forecast of various financial institution outlooks
•A$/US$ exchange rate – 5% (2025: 4%) based on the standard deviation from a one-year forecast of various financial institution outlooks.
Only material foreign currency exposure balances were considered when determining the need for a sensitivity analysis and therefore management has not performed a sensitivity analysis on PGK/US$ exchange rates.

	SA Rand
Figures in million	2026	2025
Sensitivity analysis – borrowings: South Africa
Rand against US$
Balance at 30 June	6 604	1 777
Strengthen by 3% (FY25: 4%)	198	71
Weaken by 3% (FY25: 4%)	(198)	(71)
Closing rate	16.39	17.75
Sensitivity analysis – borrowings: Australia
A$ against US$
Balance at 30 June	2 872	—
Strengthen by 5% (FY25: n/a)	144	—
Weaken by 5% (FY25: n/a)	(144)	—
Closing rate	0.69	—
37Financial risk management continued
Market risk continued
Foreign exchange risk continued
Sensitivity analysis continued

	SA Rand
Figures in million	2026	2025
Sensitivity analysis – contingent consideration liabilities: Mponeng
Rand against US$
Balance at 30 June	433	676
Strengthen by 3% (FY25: 4%)	13	27
Weaken by 3% (FY25: 4%)	(13)	(27)
Closing rate	16.39	17.75
Sensitivity analysis – contingent consideration liabilities: Australia
A$ against US$
Balance at 30 June	1 687	781
Strengthen by 5% (FY25: 4%)	84	31
Weaken by 5% (FY25: 4%)	(84)	(31)
Closing rate	0.69	0.66
Sensitivity analysis – streaming arrangements
A$ against US$
Balance at 30 June	5 736	—
Strengthen by 5% (FY25: n/a)	287	—
Weaken by 5% (FY25: n/a)	(287)	—
Closing rate	0.69	—
Sensitivity analysis – other financial instruments
Rand against US$
Balance at 30 June	83	288
Strengthen by 3% (FY25: 4%)	22	162
Weaken by 3% (FY25: 4%)	(21)	(143)
Closing rate	16.39	17.75
A$ against US$
Balance at 30 June	3 937	2 796
Strengthen by 5% (FY25: 4%)	197	112
Weaken by 5% (FY25:4%)	(197)	(112)
Closing rate	0.69	0.66
Rand against A$
Balance at 30 June	1 222	—
Strengthen by 5% (FY25: n/a)	61	—
Weaken by 5% (FY25: n/a)	(61)	—
Closing rate	11.35	—
Commodity price sensitivity
The profitability of the group’s operations, and the cash flows generated by those operations, are mainly affected by changes in the market price of gold, silver (in the case of Hidden Valley), uranium (in the case of Moab Khotsong) and copper (following the acquisition of MAC Copper). Harmony entered into derivative contracts to manage the variability in cash flows from the group’s production, in order to create cash certainty and protect the group against lower commodity prices.
The limit for gold hedging as set by the board continues to be 30%, 20% and 10% of production in a 12-, 24- and 36-month period, respectively, 50% of silver exposure over a 24-month period and 50% for uranium exposure over a 60-month period. As part of the
MAC Copper acquisition, Harmony took over the copper derivative contracts related to production at the CSA copper mine. As at
30 June 2026, all the copper derivative contracts had matured. The limit set by the Board for copper contracts going forward is 20%
of copper production over a 24-month period. Management continues to top up these programmes as and when opportunities arise to lock in attractive margins for the business, but are not required to maintain hedging at these levels. The audit and risk committee reviews the details of the programme quarterly.
37Financial risk management continued
Market risk continued
Commodity price sensitivity continued
The exposure to the variability in the price of gold is managed by entering into gold forward sales contracts and gold zero cost collar contracts for a portion of the group's production. A portion of the production of the South African operations is linked to Rand gold forward contracts and Rand gold zero cost collar contracts. US$ gold forward contracts and US$ gold zero cost collar contracts were entered into for the production from Hidden Valley. The exposure to the variability in the price of silver for Hidden Valley is managed by entering into US$ silver zero cost collars. The US$ silver zero cost collars contracts have not been designated as hedging instruments for hedge accounting and the gains and losses are accounted for in the income statement. Refer to note 17 and the fair value determination for financial assets and liabilities section below for further detail on these contracts.
The group's cash inflows from uranium were managed by way of a forward contract, whereby uranium prices are predetermined for a fixed amount of uranium production. The group made its final delivery under the forward contract during the current year. These contracts are not designated as derivative contracts as the “own use” exemption of IFRS 9 Financial instruments is applicable to them.
A higher average price of gold in US$ terms resulted in the average locked-in gold forward prices being lower than the gold spot price, which had a negative impact on the gold forward hedging contracts that matured during the period. However, the decrease in the gold price during the latter part of the year had a positive impact on the outstanding contracts, thus reducing the derivative liability as at 30 June 2026. Similarly, the average floor prices were also lower than the gold spot price of the remaining gold zero cost collar contracts, positively impacting their valuation as at 30 June 2026.
Gold, copper and silver traded in the following ranges:

Year ended
	30 June 2026	30 June 2025
Gold price range in US$/oz for the year	3 275 – 5 399	2 329 – 3 432
Copper price range US$/tonne for the year	9 607 – 14 083	n/a
Silver price range in US$/oz for the year	36.06 – 116.58	26.60 – 37.25
The group has reviewed its exposure to commodity-linked instruments and identified the following sensitivities in the gold and silver prices that would affect other comprehensive income and profit or loss before tax, respectively:
•Gold price: 11% (2025: 11%) based on the standard deviation of a one-year forecast gold price from various financial institution outlooks
•Silver price: 17% (2025: n/a) based on the standard deviation of a one-year forecast silver price from various financial institution outlooks. A sensitivity has been performed in the 2026 year due to the increased silver derivatives balance and the silver price volatility.

	SA Rand
Figures in million	2026	2025
Sensitivity analysis
Rand gold derivatives
Other comprehensive income
Increase by 11% (FY25: 11%)	(4 338)	(4 489)
Decrease by 11% (FY25: 11%)	4 033	3 985
US$ gold derivatives
Other comprehensive income
Increase by 11% (FY25: 11%)	(670)	(735)
Decrease by 11% (FY25: 11%)	615	651
US$ silver derivatives
Profit or loss before tax
Increase by 17% (FY25: n/a)	(334)	—
Decrease by 17% (FY25: n/a)	313	—
Other price risk
The group is exposed to the risk of fluctuations in the fair value of fair value through profit or loss financial assets as a result of changes in market prices (other than changes in interest rates and foreign currencies). Harmony generally does not use any derivative instruments to manage this risk.
Sensitivity analysis
Certain restricted investments are linked to the Top 40 Index on the JSE. Management has performed an assessment and there is no reasonable possible change that would result in a material impact for the year.
Interest rate risk
The group's interest rate risk arises mainly from borrowings. The group has variable interest rate borrowings. Variable rate borrowings expose the group to cash flow interest rate risk.
With inflation rates easing and economies recovering, central banks continued to reduce interest rates for majority of the year ended
30 June 2026, with the South African repo rate only increasing in May 2026. The reduced interest rates had a positive impact on
Harmony's cost of borrowings compared to the prior year. The group has therefore not entered into interest rate swap agreements as the interest rate risk continues to be assessed as low. Further to this, the decreased interest rates have lowered outstanding bond yields and this has resulted in a decrease in discount rates. This impact can be seen in the change in the environmental rehabilitation provision. Refer to note 24 for further information. The audit and risk committee reviews the group's risk exposure quarterly.
Management has performed an assessment and there is no reasonable possible change that would result in a material impact on profit/(loss) for the year.
Credit risk
Credit risk is the risk that a counterparty may default or not meet its obligations in a timely manner. Financial instruments which are subject to credit risk are restricted cash and investments, derivative financial assets and cash and cash equivalents, as well as trade and other receivables (excluding non-financial instruments).
Assessment of credit risk
In assessing the creditworthiness of local institutions, management uses the national scale long-term ratings. The credit risk arising from restricted cash and investments, derivative financial assets and cash and cash equivalents is managed by ensuring amounts are only invested with financial institutions of good credit quality based on external credit ratings and by assessing the underlying source of where the funds are invested. The group has policies that limit the amount of credit exposure to any one financial institution. The audit and risk committee reviews the exposure on a quarterly basis. Exposure to credit risk on trade and other receivables is monitored on a regular basis by management.
At 30 June 2026, the national scale investment grade rating of the major South African banks remained unchanged at AA+ and the majority of the group's Australian counterparts remained at AA-, which is in line with the group's credit risk policy.
An assessment of the expected credit losses for the financial assets measured at amortised cost at 30 June 2026 resulted in an immaterial amount for each instrument, in line with the assessment performed in 2025 (refer to the expected credit loss assessment below for further detail). Management will continue to review the underlying strength of the economies we operate in as well as the creditworthiness of the financial institutions and make any changes deemed necessary to safeguard the assets and reduce the credit risk.
The group’s maximum exposure to credit risk is represented by the carrying amount of all financial assets determined to be exposed to credit risk, amounting to R22.2 billion as at 30 June 2026 (2025: R23.1 billion).
The group has restricted investments that are invested in various collective investment schemes totalling R97 million
(2025: R84 million) and equity investments of R449 million (2025: R384 million).
Financial institutions' credit rating by exposure (source: Fitch Ratings and Global Credit Ratings)

	SA Rand
Figures in million	2026	2025
Cash and cash equivalents
AA+	3 341	8 558
AA	6	—
AA-	4 843	4 543
A+	434	—
Total	8 624	13 101
Restricted cash and investments (refer to note 15)
AA+	7 109	6 542
AA-	55	51
Total	7 164	6 593
Derivative financial assets (refer to note 17)
AA+	601	239
AA	1 032	66
AA-	758	91
A+	—	172
Total	2 391	568
37Financial risk management continued
Credit risk continued
Expected credit loss assessment
The group recognises loss allowances for expected credit losses (ECLs) on financial assets measured at amortised cost. The group's debt instruments at amortised cost consist of cash and cash equivalents, a portion of restricted cash and investments and trade and other receivables. The assessment of ECLs for the different debt instruments is discussed below:
Cash and cash equivalents
The cash and cash equivalents are held with banks and financial institutions which are rated between AA- and AA+ (see above).
The ECL on cash and cash equivalents has been determined using the simplified approach that allows the group to assume that the credit risk on financial instruments determined to have low credit risk at the reporting date, has not increased significantly since initial recognition of the financial instrument. The ECL was estimated with reference to a probability of default model using external credit ratings in determining the default risk of counterparties. The ECL was determined to be immaterial.
Restricted cash and investments
The restricted cash and investments relate largely to the environmental trust funds. These funds are held with banks and financial institutions that are rated between AA+ and AA- (2025: AA+ and AA-) (see above) as well as investments in government bonds rated at AA+ (2025: AA+). Impairment of investments with investment-grade ratings has been determined using the simplified approach that allows the group to assume that the credit risk on financial instruments determined to have low credit risk at the reporting date, has not increased significantly since initial recognition of the financial instrument. The group considers that the majority of its restricted cash and investments have low credit risk based on the external credit ratings of the counterparties with which the funds are deposited. The ECL was estimated with reference to a probability of default model using external credit ratings in determining the default risk of counterparties. Concentration of credit risk on restricted cash and investments is considered minimal due to the group’s investment risk management and counterparty exposure risk management policies.
Trade and other receivables
The group’s exposure to credit risk arising from trade receivables (metals) and other trade receivables is influenced mainly by the individual characteristics of each customer.
Trade receivables result largely from the sale of gold and are fully performing. Exposure to credit risk on receivables from gold sales is limited through payment terms of two to three days after recognition of revenue for gold sales. The majority of other receivables comprise a limited number of individually significant customers. The group determines the ECL on trade receivables and individually significant other receivable balances with reference to a probability of default model using external credit ratings in determining the default risk of counterparties. The external credit ratings used range between A- to AA. The ECL was determined to be immaterial.
Loss allowances on individually insignificant other trade receivables has been determined using the simplified ECL approach using a provision matrix and reflects the short-term maturities of the exposures and past experienced credit judgement. Refer to note 18 for details on the amount of the loss allowance recognised and the stratification of trade and other receivables for purposes of the assessment.
Liquidity risk
Prudent liquidity risk management implies maintaining sufficient cash and marketable securities, and the availability of funding through an adequate amount of committed credit facilities.
At 30 June 2026, current liabilities exceeded current assets, primarily due to short‑term interest‑bearing borrowings. In June 2026, the group finalised the refinancing of its existing debt facilities and intends to use the new facilities to extinguish all existing debt.
Refer to note 39 for details of the events after the reporting date. The group therefore has access to sufficient committed facilities to meet its obligations as they fall due. The group remains in compliance with all financing covenants, and the directors are satisfied that the group has adequate resources to continue in operational existence for the foreseeable future.
In the ordinary course of business, the group receives cash from its operations and is required to fund working capital and capital expenditure requirements. Management prepares cash flow forecasts weekly and ensures that surplus funds are invested in a manner to achieve market-related returns and to provide sufficient liquidity at the minimum risk. The group maintains and refinances committed credit facilities as medium-term forecasts require. The audit and risk committee reviews the updated forecasts quarterly.
The group is able to actively source financing at competitive rates. Where necessary, funds will be drawn from its revolving credit facilities (refer to note 30).
37Financial risk management continued
Liquidity risk continued
The following are the undiscounted contractual maturities of financial liabilities (including principal and interest payments assuming the closing R/US$ exchange rate, closing spot US$ gold price, closing spot US$ silver price and interest rate at year end):

	SA Rand
Figures in million	2026		2025
	Current	Non-current	Current (Restated)[4]	Non-current
Contingent consideration liabilities (a)
Due between 0 to five years	249	1 177	492	971
Due between five to 10 years	—	809	—	229
Due between 10 to 15 years	—	1 077	—	564
Due between 15 to 20 years	—	806	—	375
Other non-current liabilities[1]	—	66	—	42
Lease liability[2]	334	426	208	314
Trade and other payables (excluding non-financial liabilities)[1,3,4]	5 790	—	4 166	—
Derivative financial liabilities[3]
Due between 0 to six months	2 594	—	3 296	—
Due between six to 12 months	2 134	—	2 073	—
Due between one to two years	—	1 324	—	2 504
Due between two to three years	—	23	—	668
Streaming contract liabilities (b)
Due between 0 to five years	503	2 821	—	—
Due between five to 10 years	—	4 003	—	—
Due between 10 to 15 years	—	3 725	—	—
Due between 15 to 20 years	—	2 696	—	—
Borrowings
Due between 0 to six months (c)	9 476	—	97	—
Due between six to 12 months	—	—	95	—
Due between one to two years	—	—	—	1 950
Due between two to three years	—	—	—	56
Due between three to four years	—	—	—	26
Total	21 080	18 953	10 697	7 699
[1]These balances exclude the lease liability as it has been disclosed separately.
[2]Refer to note 26 for details of the maturity periods.
[3]The group will utilise its cash generated from operations to settle outstanding obligations.
[4]Refer to note 38 for further detail on restatement.
(a)The maturities presented for the 2026 financial year include the NSR royalty liability assumed as part of the MAC Copper acquisition. Refer to note 27.
(b)Consists of the copper and silver streaming host financial liabilities and the related embedded derivatives, which were assumed through MAC Copper. Refer to note 29.
(c)Settlement of all existing US$ debt facilities at 30 June 2026 in early July 2026. As the interest accrued until maturity is negligible, the amount presented is equal to the carrying amount of borrowings as at 30 June 2026 (see note 30).
Capital risk management
The primary objective of managing the group’s capital is to ensure that there is sufficient capital available to support the funding requirements of the group, in a way that optimises the cost of capital and matches the current strategic business plan.
The group manages and makes adjustments to the capital structure, which consists of debt and equity, as and when borrowings mature or when funding is required. This may take the form of raising equity, market or bank debt or hybrids thereof. In doing so, the group ensures it stays within the debt covenants agreed with lenders. The group may also sell assets to reduce debt or schedule projects to manage the capital structure.
The group made repayments of R14.0 billion during the year ended 30 June 2026 (2025: R50 million). Refer to note 30 for further details. It remains the group's objective to adhere to a conservative approach to debt and maintain low levels of gearing in order to be well positioned for upcoming capital expenditure on the various growth projects and acquisitions.
37Financial risk management continued
Capital risk management continued
Net cash/(debt) is as follows:

	SA Rand
Figures in million	2026	2025
Cash and cash equivalents	8 624	13 101
Borrowings	(9 476)	(1 953)
Net cash/(debt)	(852)	11 148
There were no changes to the group's approach to capital management during the year.
Fair value determination for financial assets and liabilities
The fair value levels of hierarchy are as follows:
Level 1:Quoted prices (unadjusted) in active markets
Level 2:Inputs other than quoted prices included within level 1 that are observable for the asset, either directly (that is, as prices)
or indirectly (that is, derived from other prices)
Level 3:Inputs for the asset that are not based on observable market data (that is, unobservable inputs).
The following table sets out the group’s assets and liabilities measured at fair value by level within the fair value hierarchy:

	SA Rand
Figures in million	At 30 June 2026			At 30 June 2025
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Fair value through other comprehensive income
Other non-current assets (a)	46	—	147	—	—	107
Restricted cash and investments (b)	449	—	—	384	—	—
Fair value through profit or loss
Restricted cash and investments (b)	—	1 963	—	—	1 828	—
Derivative financial assets (c)	—	2 391	—	—	568	—
Derivative financial liabilities (c)	—	(4 531)	—	—	(7 747)	—
Trade and other receivables (d)	—	735	—	—	86	—
Loan to ARM BBEE Trust (e)	—	—	29	—	—	45
Contingent consideration liabilities (f)	—	—	(2 120)	—	—	(1 457)
Streaming contract liabilities (g)	—	—	(672)	—	—	—
(a)The level 1 valued assets comprise of listed equity securities held by MAC Copper and are designated at fair value through other comprehensive income. The level 3 valued instruments comprise mainly of the equity investment in Rand Mutual
Assurance. The fair value of the investment was estimated with reference to an independent valuation. A combination of the
"Embedded Valuation" and "Net Asset Value" techniques were applied to revalue the investment at the reporting dates. In evaluating the group's share of the business, common practice marketability and minority discounts as well as additional specific risk discounts were applied. There are no inputs to the valuation that a reasonably possible change would result in a material change in the fair value of the investment.
(b)The level 1 valued assets comprise of listed equity securities designated as fair value through other comprehensive income instruments. The majority of the level 2 valued assets are directly derived from the Top 40 index on the JSE and are discounted at market interest rates. This relates to equity-linked deposits in the group's environmental rehabilitation trust funds. The remaining balance of the environmental trust funds is carried at amortised cost and therefore not disclosed here.
(c)The mark-to-market remeasurement of the derivative contracts (refer to note 17 for further details) was determined as follows:
•Foreign exchange contracts comprise of zero cost collars: The zero cost collars were valued using a Black-Scholes valuation technique derived from spot Rand/US$ exchange rate inputs, implied volatilities on the Rand/US$ exchange rate,
Rand/US$ inter-bank interest rates and discounted at a market interest rate (zero-coupon interest rate curve)
•Rand gold forward sale contracts: spot Rand/US$ exchange rate, Rand and dollar interest rates (forward points), spot
US$ gold price, differential between the US interest rate and gold lease interest rate which is discounted at a market interest rate
•US$ gold forward sale contracts: spot US$ gold price, differential between the US interest rate and gold lease interest rate and discounted at a market interest rate
•Silver contracts (zero cost collars): a Black-Scholes valuation technique, derived from the spot US$ silver price, strike price, implied volatilities, time to maturity and interest rates and discounted at a market interest rate
•Rand gold zero cost collar contracts: a Black-Scholes valuation technique, derived from spot Rand/US$ exchange rate, spot US$ gold price, Rand and dollar interest rates (forward points) with discounting at the market interest rate (zero-
coupon interest rate curve), US$ gold forward rates, time to maturity and implied volatilities
37Financial risk management continued
Fair value determination for financial assets and liabilities continued
(c)The mark-to-market remeasurement of the derivative contracts (refer to note 17 for further details) was determined as follows:
continued
•US$ gold zero cost collar contracts: a Black-Scholes valuation technique, derived from spot US$ gold price, US$ gold forward rates, US$ interest rates with discounting at the market interest rate (zero-coupon interest rate curve), time to maturity and implied volatilities.
(d)The fair value of receivables arising from copper and silver concentrate sales contracts at 30 June 2026 which contain provisional pricing mechanisms are determined using the appropriate quoted forward price from the exchange that is the principal active market for the particular metal. As such, these receivables, which have the characteristics of a commodity derivative, are classified within Level 2 of the fair value hierarchy.
(e)At 30 June 2026, the fair value movement was calculated using a discounted cash flow model, taking into account forecast dividend payments over the estimated repayment period of the loan at a rate of 11.2% (2025: 11.5%). A 22 basis points
(2025: 28 basis points) change in the discount rate, which would represent a reasonably possible change based on expected movement in lending rates, would not cause a material change in the fair value of the loan. The loan balance forms part of other non-current assets in the balance sheet. During the 2026 year, repayments to the value of R23 million
(2025: R28 million) were received.
(f)Contingent consideration liabilities (refer to note 27) consist of the following:
•Mponeng operation
The contingent consideration related to the Mponeng operation was determined using the expected gold production profile for Mponeng. At 30 June 2026, the liability was valued at R433 million (2025: R676 million), using a discounted cash flow valuation method at a post-tax real rate of 11.1% (2025: 10.8%). Should the expected gold production profile increase by
10.8%  or decrease by 10.8%, the contingent consideration liability would increase by R157 million (2025: R319 million at
11.5%) or decrease by R157 million (2025: R319 million at 11.5%) respectively. This represents reasonably expected changes which were determined based on the average variance between the planned production and the actual production achieved over a number of years. No other reasonably expected changes in key unobservable inputs would have caused a material change in the fair value of the liability.
•Eva Copper
The contingent consideration for Eva Copper includes contingent consideration valued at R540 million (2025: R781 million), using a probability weighted method for the new resource payment and a discounted cash flow valuation for the excess payment, both discounted at a post-tax nominal rate of 11.1% (2025: 11.4%). A long-term copper price of US$4.78/lbs
(2025: US$4.25/lbs) was applied in the valuation. A 11.3% change (2025: 11.8%)  in the long-term copper price, which would represent a reasonably possible change based on the standard deviation of market analysts long-term forecasts of the copper price, would not cause a material change in the fair value of the contingent consideration.
•NSR Royalty
The NSR royalty was valued at R1.1 billion, using a discounted cash flow valuation, discounted at a post-tax real discount rate of 7.0%. The valuation is determined using the present value of the expected discounted cash flows over the expected life-of-mine of CSA. Expected cash flows are determined by making use of market analyst forecasts of the copper price and after deducting for the estimated treatment and refining charges in terms of the existing offtake agreement with Glencore.
Should the long-term copper price either increase or decrease by 11.3%, which would represent a reasonably possible change based on the standard deviation of market analysts long-term forecasts of the copper price, the fair value of the royalty liability would increase or decrease by R131 million respectively.
(g)The streaming contract liabilities balance includes a copper compound and silver embedded derivative valued at R147 million and R525 million, respectively. These liabilities were assumed by the group on acquisition of MAC Copper and are measured at fair value through profit or loss. Refer to note 29.
•The copper compound derivative relates to the embedded copper price within the copper stream and the buy-down option.
The copper compound derivative is valued using a copper future curve simulation valuation model and a Monte-Carlo valuation for the buy-down option at each reporting date. The following key assumptions were used in the valuation of the copper compound derivative: Copper spot price of US$13 279 per tonne, LME Copper implied volatility of 22.3% and own credit spread 8.4%. In isolation, at 30 June 2026, a 10% increase/decrease in copper spot price, which would represent a reasonably possible change based on the standard deviation of market analysts' short-term forecasts of the copper price, would not cause a material change in the fair value of the copper stream embedded derivative liability.
•The silver derivative relates to the embedded silver price within the silver stream. The silver derivative is valued using a silver future curve simulation valuation model at each reporting date. The following key assumptions were used in the valuation of the silver derivative: Silver spot price of US$58.26/oz and own credit spread of 7.7%. In isolation, at 30 June
2026, a 20% increase/decrease in silver spot price, which would represent a reasonably possible change based on the standard deviation of market analysts' short-term forecasts of the silver price, would not cause a material change in the fair value of the silver derivative liability.
The carrying values (less any impairment allowance) of short-term financial instruments are assumed to approximate their fair values.
This includes restricted cash and investments carried at amortised cost. The carrying values of borrowings fairly approximates their fair values, as these values do not differ materially due to the interest payable on the borrowings being set at market-related floating interest rates.